AMENDMENT NO. 1
                                     TO THE
                            ALASKA INTERTIE AGREEMENT
                      ARTICLE 17 - INSURANCE AND LIABILITY


This Amendment No. 1 is made this 28th day of March, 1991, by the Participants, ALASKA POWER AUTHORITY, now the Alaska Energy Authority, a public corporation of the State of Alaska ("AEA"); the MUNICIPALITY OF ANCHORAGE, ALASKA d/b/a MUNICIPAL LIGHT & POWER ("AML&P"); CHUGACH ELECTRIC ASSOCIATION, INC. ("Chugach"); THE CITY OF FAIRBANKS, ALASKA, MUNICIPAL UTILITIES SYSTEM ("FMUS"); GOLDEN VALLEY ELECTRIC ASSOCIATION, INC. ("GVEA"); and ALASKA ELECTRIC GENERATION AND TRANSMISSION COOPERATIVE, INC. ("AEG&T"), signatories to the Alaska Intertie Agreement, dated December 23, 1985, hereinafter referred to as "Agreement." The signatory parties are hereinafter referred to as "Participants."

                                                              WITNESSETH

WHEREAS THE MUNICIPALITY OF ANCHORAGE, ALASKA, d/b/a MUNICIPAL LIGHT & POWER; CHUGACH ELECTRIC ASSOCIATION, INC.; THE CITY OF FAIRBANKS, ALASKA, MUNICIPAL UTILITIES SYSTEM; GOLDEN VALLEY ELECTRIC ASSOCIATION, INC.; and ALASKA ELECTRIC GENERATION AND TRANSMISSION COOPERATIVE, INC., are all Utility Participants and signatories to the Alaska Intertie Agreement; and WHEREAS the AEA is a Participant and signatory to the Alaska Intertie Agreement; and

WHEREAS the signatories to the Alaska Intertie Agreement desire to have Article 17 amended;

NOW THEREFORE, the Participants agree as follows:

                                   ARTICLE 17
                             Insurance and Liability

Section 17.1      Insurance

         During the term of this Agreement, each Participant shall purchase and maintain insurance with a carrier or carriers satisfactory to the Operating Committee and the AEA covering injury to persons or property suffered by any Participant or a third party, as a result of errors, omissions, or operations which arise both out of and during the course of this contract by the Participant or by any of its subcontractors. The coverage shall also provide protection against injuries to all

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

         employees of the Utility Participant and the employees of any of its subcontractors engaged in work under this Agreement.

         If approved by the Operating Committee and the AEA, AML&P, FMUS and the AEA may qualify for certain levels of self-insurance. Any such undertaking to self-insure will be furnished to the Operating Committee and the AEA before beginning operations under this Agreement.1

         As an additional alternative,  group policies shall be acceptable under
         Section 17.2 of this Agreement if such policies meet the expressed coverage requirements individually and collectively for the signatories of this Agreement. Any other alternative allowed under Sections 17.2 must provide identical or better limits of coverages required for each of the exposures, as specified in that Section 17.2.

Section 17.2               Types of Insurance

         17.2.1 The following insurance must be provided by each Participant to cover those operations of the Participants performed under this Agreement:

         Worker's Compensation Insurance: Each Participant shall provide and maintain, for all employees of the Participant engaged in work under this Agreement, Worker's Compensation Insurance as required by AS
         23.30.045. Statutory worker's compensation coverage may be provided through purchase of insurance, self- insurance (in the case of AML&P, FMUS and the AEA only) or a combination of both. A self-insurance program must provide a high level of statutory excess over the self-insured level.

         Each Participant shall require Worker's Compensation Insurance for any of its subcontractors who directly or indirectly provide services under this Agreement. Each insurance policy must include:

         (a) Statutory coverage for states in which employees are engaging in work;

         (b) Employer's Liability Protection of not less than $500,000 per occurrence;

         (c) Broad Form All States Endorsement;

--------
         1 Where in this Article 17 the AEA is entitled to self-insurance and there are requirements for approval by the Operating Committee and AEA for such self-insurance, the AEA shall not participate in such approval.

         (d) Coverage as required by all State and Federal Acts where applicable;

         The Worker's Compensation Insurance policy shall contain a waiver of subrogation in favor of the other Participants. Any Participant who is self-insured hereby waives subrogation in favor of the other Participants.

         AML&P, FMUS and the AEA may self-insure for Worker's Compensation Insurance up to the maximum filed and approved with the State Department of Labor.

         A copy of the insurance policies and/or descriptions of self-insurance program will be furnished to the Operating Committee and the AEA on February 1 of each year.

         17.2.2 Comprehensive General Liability Insurance: Each Participant shall purchase and maintain comprehensive general liability insurance subject to the following limits of liability:

         (a) Bodily Injury and Property Damage Liability of a minimum of $5,000,000 Combined Single Limits each occurrence and affording insurance for Premises- Operations, Owners' and Contractors' Protective, Independent Contractors, Products/Completed Operations, Blanket Contractual Liability, Broad Form Property Damage, and Personal Injury Liability.

         (b) Automobile Liability Insurance covering all vehicles. Such insurance shall provide coverage of not less than $5,000,000 Combined Single Limit each occurrence for Bodily Injury and Property Damage Liability.

         (c) Owned Aircraft (if applicable) and Non-Owned Aircraft with seating capacity of five seats or less, except commercial, scheduled flights, with limits of liability not less than:
                  $5,000,000 -Bodily Injury per occurrence; $1,000,000 for Passenger Liability per seat; and $5,000,000 for Property Damage Liability per occurrence. Coverage must include Slung Cargo exposures. If an aircraft with more than five-seat capacity is used, special coverage and limits must be obtained and approved by the Operating Committee.

         (d) Owned Watercraft (if applicable) and Non-Owned Watercraft (if applicable) with limits of liability not less than $5,000,000 per single occurrence as provided in the "In Rem Endorsement under "Maritime Coverage B."

         If approved by Operating Committee and the AEA, AML&P, FMUS and the AEA may self-insure any or all of the required coverages in (a), (b), (c), and (d) above. Participants intending to pursue this alternative coverage must provide proof of solvency to be approved annually by the Operating Committee and the AEA. The Operating Committee and the AEA shall establish the guidelines to insure such solvency. Members who have in place approved alternative coverage shall notify the Operating Committee and the AEA on semi-annual basis of any fluctuation(s) that may reduce or limit their solvency as originally approved by the Operating Committee and the AEA.

         The other Participants shall be included as additional insured as respects insurance required in this Section 17.2.2 of Article 17 and shall not by their inclusion be responsible to the Insurance carrier for payment of premium therefor. These insurance policies must also contain a cross liability or severability of interest endorsement.

Section 17.3               Other Insurance Coverage Requirements

         17.3.1 Bach Participant will bear the cost of the required insurance. Insurance required to be maintained under this Article 17 may be maintained as part of any other policy or policies of the Participant so long as the coverage of such policy or policies is substantially the same as if such coverage were maintained under a separate policy.

         17.3.2 These policies must provide that any cancellation, non-renewal or material change be upon 30 days' notice to all named insured. Each Participant must provide the Operating Committee and the AEA with evidence of insurance. Insurance companies, or self-insurers, shown on the certificate of insurance must have financial ratings acceptable to the AEA. Failure to furnish satisfactory evidence of insurance or lapse of the policy is a material breach of this Agreement.


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

IN WITNESS WHEREOF, the Participants have executed this Amendment No. 1 to the Alaska Intertie Agreement in several counterparts by their authorized officers or representatives as of the day and year first above written.

Approved as to form:                       ALASKA ENERGY AUTHORITY


              /s/      2-25/91             By:          /s/
--------------------------------               ---------------------------
Office of the Attorney General                   Executive Director
                                           -------------------------------
                                           Title

SUBSCRIBED AND SWORN TO before me this 26th day of February, 1991.

                                                        /s/
                                           -----------------------------

                                           Notary Public, State of Alaska
                                           My Commission Expires:  Oct. 12, 1993

                                           MUNICIPALITY  OF  ANCHORAGE,   ALASKA
                                           d/b/a MUNICIPAL LIGHT & POWER

                                           By:          /s/
                                               ---------------------------
                                                      Exec Manager
                                           -------------------------------
                                           Title


SUBSCRIBED AND SWORN TO before me this 23rd day of January, 1991.

                                                        /s/
                                           ------------------------------
                                           Notary  Public,  State of  Alaska
                                           My Commission Expires: 2-29-92

                                           CHUGACH ELECTRIC ASSOCIATION, INC.

                                           By:          /s/
                                              ---------------------------
                                              General Manager


SUBSCRIBED AND SWORN TO before me this 16th day of January, 1991.

                                                        /s/
                                           ------------------------------
                                           Notary Public, State of Alaska
                                           My Commission Expires:  5-13-92

                                           CHUGACH ELECTRIC ASSOCIATION, INC.

                                           By:          /s/
                                              ---------------------------
                                              President of the Board


SUBSCRIBED AND SWORN TO before me this 16th day of January, 1991.

                                                        /s/
                                           ---------------------------
                                           Notary Public, State of Alaska
                                           My Commission Expires:  5-13-92

                                           CHUGACH ELECTRIC ASSOCIATION, INC.

                                           By:          /s/
                                              ---------------------------
                                              Vice President of the Board


SUBSCRIBED AND SWORN TO before me this 16th day of January, 1991.

                                                        /s/
                                           ---------------------------
                                           Notary  Public,  State of  Alaska
                                           My Commission Expires: 5-13-92


                                           CITY OF FAIRBANKS, ALASKA
                                           MUNICIPAL UTILITIES SYSTEM

                                           By:          /s/
                                              ---------------------------
                                              Deputy City Manager Utilities
                                              ---------------------------
                                              Title


SUBSCRIBED AND SWORN TO before me this 27th day of March, 1991.

                                                        /s/
                                           ------------------------------
                                           Notary Public, State of Alaska
                                           My Commission Expires:  July 18, 1994


                                           GOLDEN VALLEY ELECTRIC
                                           ASSOCIATION, INC.

                                           By:          /s/
                                               ---------------------------
                                               General Manager


SUBSCRIBED AND SWORN TO before me this 17th day of December, 1990.

                                                        /s/
                                               ------------------------------
                                               Notary Public, State of Alaska
                                               My Commission Expires:  12-27-92

                                               ALASKA ELECTRIC GENERATION and
                                               TRANSMISSION COOPERATIVE, INC.

                                               By:      /s/
                                                  ---------------------------
                                                  Interim General manager
                                                  ---------------------------
                                                  Title


SUBSCRIBED AND SWORN TO before me this 28th day of March, 1991.

                                                        /s/
                                               ------------------------------
                                               Notary Public, State of Alaska
                                               My Commission Expires:  12-27-92


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